U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 9, 2005.

MOUNTAIN BANK HOLDING COMPANY

(exact name of registrant as specified in its charter)

Washington	0-28394	91-1602736
(State or other jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification Number)

501 Roosevelt Avenue, PO Box 98, Enumclaw, WA	98022
(address of principal executive offices)	(zip code)

Registrant’s telephone number: (360) 825-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Mountain Bank Holding Company is filing this Amendment No. 1 to its Current Report on Form 8-K originally filed on March 9, 2005 (the “Original Form 8-K”) to attach an amended version of Exhibit 7.01 (Correspondence from independent accountants regarding non-reliance on a previously issued audit report or completed interim review). By letter dated August 9, 2005, the Company was informed by the Securities and Exchange Commission that the Commission’s staff did not believe that Exhibit 7.1 as filed with the Original Form 8-K was fully responsive to the requirements of Item 4.02(c)(2) of Form 8-K. Following subsequent communications with the Commission’s staff, the Company and its independent accountants have agreed with the staff to file this Amendment No.1. This Amendment No. 1 does not otherwise modify or update any of the information contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	(b) Financial Statements and Information

    N/A

(c)	Exhibits

7.01	Correspondence from independent accountant regarding non-reliance on a previously issued audit report or completed interim review.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2005

Mountain Bank Holding Company

/s/ Roy T. Brooks
Roy T. Brooks
President and CEO

/s/ Sheila M. Brumley
Sheila M. Brumley Senior Vice President and CFO